PRESS RELEASE Bill Seymour VP of Investor Relations T + 1 952 556 1844 bill.seymour@entegris.com

Exhibit 99.1

ENTEGRIS REPORTS RESULTS FOR THIRD QUARTER OF 2023

•Third-quarter revenue of $888 million, decreased 11% from prior year and 1% sequentially
•Third-quarter GAAP diluted EPS of $0.22
•Third-quarter non-GAAP diluted EPS of $0.68

BILLERICA, Mass., November 2, 2023 - Entegris, Inc. (NASDAQ: ENTG), today reported its financial results for the Company’s third quarter ended September 30, 2023. Third-quarter sales were $888.2 million, a decrease of 11% from the same quarter last year. Third-quarter GAAP net income was $33.2 million, or $0.22 income per diluted share, which included $15.9 million of goodwill impairment related to the sale of the Electronic Chemicals business, $51.2 million of amortization of intangible assets, $10.3 million of integration costs related to the acquisition of CMC Materials and $5.7 million of other net costs. Non-GAAP net income was $103.6 million for the third quarter and non-GAAP earnings per diluted share was $0.68.
Bertrand Loy, Entegris’ president and chief executive officer, said: “The Entegris team delivered another quarter of solid results and execution, in what remains a challenging industry environment. Our revenue was down 1 percent sequentially, in line with expectations, and we continued to enjoy growth in product lines that are of increasing importance to our customers.”
Mr. Loy added: “During the quarter, we made great progress on key commitments and initiatives. The CMC Materials integration is largely complete, we have divested three non-core businesses so far this year, and we are focused on improving our cash flow to rapidly pay down our outstanding debt. In addition, last week, we submitted an application for Chips Act funding for our new Colorado Springs facility, which will be critical to strengthen the U.S. domestic semiconductor ecosystem.”
Mr. Loy added: "The semiconductor industry has likely reached a bottom in terms of utilization rates. However, the timing of the industry recovery continues to be uncertain. In this environment, we are effectively managing costs in the short-term, while making critical investments for the future. The long-term growth prospects for the semiconductor industry remain intact and the industry is entering a period of unprecedented technology change and device complexity. These trends are very favorable for Entegris, because our value proposition is unique and increasingly integral to our customers’ roadmaps, especially in the areas of materials science, materials purity, and end-to-end solutions. This will ultimately translate into rapidly expanding content per wafer and superior growth for Entegris.”

Quarterly Financial Results Summary
(in thousands, except percentages and per share data)

GAAP Results	September 30, 2023	October 1, 2022	July 1, 2023
Net sales	$888,239	$993,828	$901,000
Operating income	$117,061	$14,889	$267,614
Operating margin - as a % of net sales	13.2%	1.5%	29.7%
Net income (loss)	$33,212	($73,703)	$197,646
Diluted earnings (loss) per common share	$0.22	($0.50)	$1.31
Non-GAAP Results
Non-GAAP adjusted operating income	$195,715	$253,207	$200,917
Non-GAAP adjusted operating margin - as a % of net sales	22.0%	25.5%	22.3%
Non-GAAP net income	$103,588	$127,770	$99,605
Diluted non-GAAP earnings per common share	$0.68	$0.85	$0.66

Fourth-Quarter Outlook
The Company’s guidance for the fourth quarter ending December 31, 2023, does not include the recently divested Electronic Chemicals business and only includes a minimal impact from the alliance agreement with Element Solutions, that was terminated earlier this year. Excluding the sales of these divested businesses for the third quarter 2023, fourth quarter 2023 sales are estimated to be down sequentially approximately 2% at the midpoint of the fourth quarter 2023 sales guidance range provided below.

For the fourth quarter ending December 31, 2023, the Company expects sales of $770 million to $790 million, GAAP net income of $37 million to $45 million and diluted earnings per common share between $0.25 and $0.30. On a non-GAAP basis, the Company expects diluted earnings per common share to range from $0.55 to $0.60, reflecting net income on a non-GAAP basis in the range of $83 million to $91 million. The Company also expects EBITDA of approximately 26% to 27% of sales, for the fourth quarter of 2023.

Segment Results
The Company operates in three segments (the Materials Solutions segment resulted from combining the Advanced Planarization Solutions and the Specialty Chemicals and Engineered Materials segments):

Materials Solutions (MS): MS provides advanced consumable materials, such as CMP slurries and pads, deposition materials, process chemistries and gases, formulated cleans, etchants and other specialty materials; that enable our customers’ technical roadmaps, improve device performance, lower their total cost of ownership and enhance their yields.
Microcontamination Control (MC): MC offers advanced filtration solutions that improve customers’ yield, device reliability and cost; by filtering and purifying critical liquid chemistries and gases used in semiconductor manufacturing processes and other high-technology industries.
Advanced Materials Handling (AMH): AMH develops solutions that improve customers’ yields by protecting critical materials during manufacturing, transportation, and storage; including products that monitor, protect, transport and deliver critical liquid chemistries, wafers, and other substrates for a broad set of applications in the semiconductor, life sciences and other high-technology industries.

Third-Quarter Results Conference Call Details
Entegris will hold a conference call to discuss its results for the third quarter on Thursday, November 2, 2023, at 9:00 a.m. Eastern Time. Participants should dial 800-445-7795 or +1 785-424-1699, referencing confirmation ID: ENTGQ323. Participants are asked to dial in 10 minutes prior to the start of the call. For the live webcast and replay of the call, please Click Here.

Management’s slide presentation concerning the results for the third quarter will be posted on the Investor Relations section of www.entegris.com in the morning before the call.

Entegris, Inc. - page 2 of 16

About Entegris
Entegris is a leading supplier of advanced materials and process solutions for the semiconductor and other high-tech industries. Entegris has approximately 9,000 employees throughout its global operations and is ISO 9001 certified. It has manufacturing, customer service and/or research facilities in the United States, Canada, China, France, Germany, Israel, Japan, Malaysia, Singapore, South Korea, and Taiwan. Additional information can be found at www.entegris.com.

Non-GAAP Information
The Company’s condensed consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States (GAAP). Proforma net sales, adjusted EBITDA, adjusted gross profit, adjusted segment profit, adjusted operating income, non-GAAP net income, non-GAAP adjusted operating margin and diluted non-GAAP earnings per common share, together with related measures thereof, are considered “non-GAAP financial measures” under the rules and regulations of the Securities and Exchange Commission. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. The Company provides supplemental non-GAAP financial measures to better understand and manage its business and believes these measures provide investors and analysts additional and meaningful information for the assessment of the Company’s ongoing results. Management also uses these non-GAAP measures to assist in the evaluation of the performance of its business segments and to make operating decisions. Management believes that the Company’s non-GAAP measures help indicate the Company’s baseline performance before certain gains, losses or other charges that may not be indicative of the Company’s business or future outlook, and that non-GAAP measures offer a more consistent view of business performance. The Company believes the non-GAAP measures aid investors’ overall understanding of the Company’s results by providing a higher degree of transparency for such items and providing a level of disclosure that will help investors generally understand how management plans, measures and evaluates the Company’s business performance. Management believes that the inclusion of non-GAAP measures provides greater consistency in its financial reporting and facilitates investors’ understanding of the Company’s historical operating trends by providing an additional basis for comparisons to prior periods. The reconciliations of GAAP gross profit to adjusted gross profit, GAAP segment profit to adjusted operating income, GAAP net income to adjusted operating income and adjusted EBITDA, GAAP net income and diluted earnings per common share to non-GAAP net income and diluted non-GAAP earnings per common share and GAAP outlook to non-GAAP outlook are included elsewhere in this release.

Cautionary Note on Forward-Looking Statements
This news release contains “forward-looking statements.” The words “believe,” “expect,” “anticipate,” “intend,” “estimate,” “forecast,” “project,” “should,” “may,” “will,” “would” or the negative thereof and similar expressions are intended to identify such forward-looking statements. These forward-looking statements may include statements about supply chain matters; inflationary pressures; future period guidance or projections; the Company’s performance relative to its markets, including the drivers of such performance; market and technology trends, including the duration and drivers of any growth trends; the development of new products and the success of their introductions; the focus of the Company’s engineering, research and development projects; the Company’s ability to execute on our business strategies, including with respect to the Company’s expansion of its manufacturing presence in Taiwan and in Colorado Springs; the Company’s capital allocation strategy, which may be modified at any time for any reason, including share repurchases, dividends, debt repayments and potential acquisitions; the impact of the acquisitions and divestitures the Company has made and commercial partnerships the Company has established, including the acquisition of CMC Materials, Inc. (now known as CMC Materials LLC) (“CMC Materials”); trends relating to the fluctuation of currency exchange rates; future capital and other expenditures, including estimates thereof; the Company’s expected tax rate; the impact, financial or otherwise, of any organizational changes; the impact of accounting pronouncements; quantitative and qualitative disclosures about market risk; and other matters. These forward-looking statements are based on current management expectations and assumptions only as of the date of this Quarterly Report, are not guarantees of future performance and involve substantial risks and uncertainties that are difficult to predict and that could cause actual results to differ materially from the results expressed in, or implied by, these forward-looking statements. These risks and uncertainties include, but are not limited to, weakening of global and/or regional economic conditions, generally or specifically in the semiconductor industry, which could decrease the demand for the Company’s products and solutions; the level of, and obligations associated with, the Company’s indebtedness, including the debts incurred in connection with the acquisition of CMC Materials; risks related to the acquisition and integration of CMC Materials, including unanticipated difficulties or expenditures relating thereto, the ability to achieve the anticipated synergies and value-creation contemplated by the acquisition of CMC Materials and the diversion of management time on transaction-related matters; raw material shortages, supply and labor constraints, price increases, inflationary pressures and rising interest rates; operational, political and legal risks of the Company’s international operations; the Company’s dependence on sole source and limited source suppliers; the Company’s ability to meet rapid demand shifts; the Company’s ability to continue technological innovation and introduce new products to meet customers’ rapidly changing requirements; substantial
Entegris, Inc. - page 3 of 16

competition; the Company’s concentrated customer base; the Company’s ability to identify, complete and integrate acquisitions, joint ventures, divestitures or other similar transactions; the Company’s ability to effectively implement any organizational changes; the Company’s ability to protect and enforce intellectual property rights; the impact of regional and global instabilities, hostilities and geopolitical uncertainty, including, but not limited to, the ongoing conflicts between Ukraine and Russia and between Israel and Hamas, as well as the global responses thereto; the increasing complexity of certain manufacturing processes; changes in government regulations of the countries in which the Company operates, including the imposition of tariffs, export controls and other trade laws and restrictions and changes to national security and international trade policy, especially as they relate to China; fluctuation of currency exchange rates; fluctuations in the market price of the Company’s stock; and other risk factors and additional information described in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including under the heading “Risk Factors” in Item 1A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed on February 23, 2023, and in the Company’s other SEC filings. Except as required under the federal securities laws and the rules and regulations of the SEC, the Company undertakes no obligation to update publicly any forward-looking statements or information contained herein, which speak as of their respective dates.

Entegris, Inc. - page 4 of 16

Entegris, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations
(In thousands, except per share data)
(Unaudited)

	Three months ended
	September 30, 2023	October 1, 2022	July 1, 2023
Net sales	$888,239	$993,828	$901,000
Cost of sales	521,165	622,157	516,834
Gross profit	367,074	371,671	384,166
Selling, general and administrative expenses	116,051	226,446	145,596
Engineering, research and development expenses	66,810	64,990	71,030
Amortization of intangible assets	51,239	65,346	54,680
Goodwill impairment	15,913	—	—
Gain on termination of alliance agreement	—	—	(154,754)
Operating income	117,061	14,889	267,614
Interest expense, net	75,594	82,755	78,605
Other expense, net	10,243	12,852	7,724
Income (loss) before income tax benefit	31,224	(80,718)	181,285
Income tax benefit	(2,127)	(7,015)	(16,491)
Equity in net loss of affiliates	139	—	130
Net income (loss)	$33,212	($73,703)	$197,646

Basic earnings (loss) per common share:	$0.22	($0.50)	$1.32
Diluted earnings (loss) per common share:	$0.22	($0.50)	$1.31

Weighted average shares outstanding:
Basic	150,127	148,570	149,825
Diluted	151,229	148,570	150,837

Entegris, Inc. - page 5 of 16

Entegris, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations
(In thousands, except per share data)
(Unaudited)

	Nine months ended
	September 30, 2023	October 1, 2022
Net sales	$2,711,635	$2,335,963
Cost of sales	1,558,710	1,344,075
Gross profit	1,152,925	991,888
Selling, general and administrative expenses	431,514	404,239
Engineering, research and development expenses	209,746	160,953
Amortization of intangible assets	163,493	90,491
Goodwill impairment	104,785	—
Gain on termination of alliance agreement	(154,754)	—
Operating income	398,141	336,205
Interest expense, net	239,020	126,962
Other expense, net	13,309	27,373
Income before income tax expense	145,812	181,870
Income tax expense	2,851	30,377
Equity in net loss of affiliates	269	—
Net income	$142,692	$151,493

Basic earnings per common share:	$0.95	$1.08
Diluted earnings per common share:	$0.95	$1.08

Weighted average shares outstanding:
Basic	149,793	140,045
Diluted	150,816	140,892

Entegris, Inc. - page 6 of 16

Entegris, Inc. and Subsidiaries
Condensed Consolidated Balance Sheets
(In thousands)
(Unaudited)

	September 30, 2023	December 31, 2022
ASSETS
Current assets:
Cash, cash equivalents and restricted cash	$594,020	$563,439
Trade accounts and notes receivable, net	463,083	535,485
Inventories, net	662,169	812,815
Deferred tax charges and refundable income taxes	67,848	47,618
Assets held-for-sale	1,045,217	246,531
Other current assets	111,223	129,297
Total current assets	2,943,560	2,335,185
Property, plant and equipment, net	1,406,357	1,393,337
Other assets:
Right-of-use assets	83,548	94,940
Goodwill	3,954,036	4,408,331
Intangible assets, net	1,368,363	1,841,955
Deferred tax assets and other noncurrent tax assets	30,211	28,867
Other	38,541	36,242
Total assets	$9,824,616	$10,138,857
LIABILITIES AND EQUITY
Current liabilities
Short-term debt, including current portion of long-term debt	—	151,965
Accounts payable	139,637	172,488
Accrued liabilities	340,737	328,784
Liabilities held-for-sale	139,270	10,637
Income tax payable	63,515	98,057
Total current liabilities	683,159	761,931
Long-term debt, excluding current maturities	5,425,496	5,632,928
Long-term lease liability	71,347	80,716
Other liabilities	276,325	445,282
Shareholders’ equity	3,368,289	3,218,000
Total liabilities and equity	$9,824,616	$10,138,857

Entegris, Inc. - page 7 of 16

Entegris, Inc. and Subsidiaries
Condensed Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Three months ended		Nine months ended
	September 30, 2023	October 1, 2022	September 30, 2023	October 1, 2022
Operating activities:
Net income	$33,212	($73,703)	$142,692	$151,493
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	39,631	45,203	130,125	93,489
Amortization	51,239	65,346	163,493	90,491
Share-based compensation expense	10,280	38,077	52,416	57,544
Loss on extinguishment of debt and modification	3,593	2,235	10,862	2,235
Impairment of Goodwill	15,913	—	104,785	—
Gain on termination of alliance agreement	—	—	(154,754)	—
Loss on sale of business and held for sale assets	—	—	28,579	—
Other	(10,243)	52,533	(27,533)	61,220
Changes in operating assets and liabilities, net of effects of acquisitions:
Trade accounts and notes receivable	(18,236)	22,931	(295)	(34,378)
Inventories	68,349	(55,394)	63,340	(180,335)
Accounts payable and accrued liabilities	27,940	56,162	4,345	83,307
Income taxes payable, refundable income taxes and noncurrent taxes payable	(21,204)	(12,089)	(36,774)	(15,637)
Other	(451)	4,231	(2,369)	10,801
Net cash provided by operating activities	200,023	145,532	478,912	320,230
Investing activities:
Acquisition of property and equipment	(78,139)	(126,739)	(328,182)	(318,836)
Acquisition of business, net of cash acquired	—	(4,474,925)	—	(4,474,925)
Proceeds from sale of business	—	—	134,286	—
Proceeds from termination of alliance agreement	—	—	169,251	—
Other	1,553	1	1,919	1,124
Net cash used in investing activities	(76,586)	(4,601,663)	(22,726)	(4,792,637)
Financing activities:
Proceeds from revolving credit facility, short-term debt and long-term debt	100,279	2,810,439	217,449	5,416,753
Payments of revolving credit facility, short-term debt and long-term debt	(175,279)	(223,000)	(603,950)	(416,000)
Payments for debt issuance costs	—	(88,910)	(3,475)	(99,489)
Payments for dividends	(15,052)	(14,929)	(45,202)	(42,413)
Issuance of common stock	866	1,787	37,633	10,764
Taxes paid related to net share settlement of equity awards	(1,894)	(6,430)	(11,540)	(22,747)
Other	(345)	(272)	(923)	(859)
Net cash (used in) provided by financing activities	(91,425)	2,478,685	(410,008)	4,846,009
Effect of exchange rate changes on cash, cash equivalents and restricted cash	(5,009)	(11,118)	(15,597)	(21,500)
Increase (Decrease) in cash, cash equivalents and restricted cash	27,003	(1,988,564)	30,581	352,102
Cash, cash equivalents and restricted cash at beginning of period	567,017	2,743,231	563,439	402,565
Cash, cash equivalents and restricted cash at end of period	$594,020	$754,667	$594,020	$754,667

Entegris, Inc. - page 8 of 16

Entegris, Inc. and Subsidiaries
Segment Information
(In thousands)
(Unaudited)

	Three months ended			Nine months ended
Net sales	September 30, 2023	October 1, 2022	July 1, 2023	September 30, 2023	October 1, 2022
Materials Solutions	$435,538	$518,046	$440,634	$1,324,502	$922,196
Microcontamination Control	286,217	280,550	283,614	839,128	821,320
Advanced Materials Handling	180,248	210,405	190,356	589,457	632,602
Inter-segment elimination	(13,764)	(15,173)	(13,604)	(41,452)	(40,155)
Total net sales	$888,239	$993,828	$901,000	$2,711,635	$2,335,963

	Three months ended			Nine months ended
Segment profit	September 30, 2023	October 1, 2022	July 1, 2023	September 30, 2023	October 1, 2022
Materials Solutions	$56,955	$53,131	$215,738	$243,171	$147,700
Microcontamination Control	101,132	105,335	100,661	297,790	304,062
Advanced Materials Handling	31,642	42,077	35,830	115,637	135,693
Total segment profit	189,729	200,543	352,229	656,598	587,455
Amortization of intangibles	51,239	65,346	54,680	163,493	90,491
Unallocated expenses	21,429	120,308	29,935	94,964	160,759
Total operating income	$117,061	$14,889	$267,614	$398,141	$336,205

Entegris, Inc. - page 9 of 16

Entegris, Inc. and Subsidiaries
Reconciliation of GAAP Gross Profit to Adjusted Gross Profit
(In thousands)

	Three months ended			Nine months ended
	September 30, 2023	October 1, 2022	July 1, 2023	September 30, 2023	October 1, 2022
Net Sales	$888,239	$993,828	$901,000	$2,711,635	$2,335,963
Gross profit-GAAP	$367,074	$371,671	$384,166	$1,152,925	$991,888
Adjustments to gross profit:
Restructuring costs [1]	789	—	—	8,166	—
Charge for fair value mark-up of acquired inventory sold [2]	—	61,932	—	—	61,932
Adjusted gross profit	$367,863	$433,603	$384,166	$1,161,091	$1,053,820

Gross margin - as a % of net sales	41.3%	37.4%	42.6%	42.5%	42.5%
Adjusted gross margin - as a % of net sales	41.4%	43.6%	42.6%	42.8%	45.1%

1 Restructuring charges resulting from cost saving initiatives.
2 Represents the additional cost of goods sold recognized in connection with the step-up of inventory valuation related to the CMC Materials acquisition.
Entegris, Inc. - page 10 of 16

Entegris, Inc. and Subsidiaries
Reconciliation of GAAP Segment Profit to Adjusted Operating Income
(In thousands)
(Unaudited)

	Three months ended			Nine months ended
Adjusted segment profit	September 30, 2023	October 1, 2022	July 1, 2023	September 30, 2023	October 1, 2022
MS segment profit	$56,955	$53,131	$215,738	$243,171	$147,700
Restructuring costs [1]	519	—	—	7,627	—
Loss from the sale of QED and held for sales assets of EC [2]	—	—	14,936	28,578	—
Goodwill impairment [3]	15,913	—	—	104,785	—
Gain on termination of alliance agreement[4]	—	—	(154,754)	(154,754)	—
Charge for fair value write-up of acquired inventory sold [5]	—	61,932	—	—	61,932
MS adjusted segment profit	$73,387	$115,063	$75,920	$229,407	$209,632

MC segment profit	$101,132	$105,335	$100,661	$297,790	$304,062
Restructuring costs [1]	215	—	—	3,010	—
MC adjusted segment profit	$101,347	$105,335	$100,661	$300,800	$304,062

AMH segment profit	$31,642	$42,077	$35,830	$115,637	$135,693
Restructuring costs [1]	467	—	—	1,721	—
AMH adjusted segment profit	$32,109	$42,077	$35,830	$117,358	$135,693

Unallocated general and administrative expenses	$21,429	$120,308	$29,935	$94,964	$160,759
Less: unallocated deal and integration costs	(10,301)	(111,040)	(18,441)	(48,717)	(129,869)
Less: unallocated restructuring costs [1]	—	—	—	(86)	—
Adjusted unallocated general and administrative expenses	$11,128	$9,268	$11,494	$46,161	$30,890

Total adjusted segment profit	$206,843	$262,475	$212,411	$647,565	$649,387
Less: adjusted unallocated general and administrative expenses	11,128	9,268	11,494	46,161	30,890
Total adjusted operating income	$195,715	$253,207	$200,917	$601,404	$618,497

1 Restructuring charges resulting from cost saving initiatives.
2 Loss from the sale of QED and held for sales assets of EC.
3 Non-cash impairment charges associated with goodwill.
4 Gain on termination of alliance agreement with MacDermid Enthone.
5 Represents the additional cost of goods sold recognized in connection with the step-up of inventory valuation related to the CMC Materials acquisition.
Entegris, Inc. - page 11 of 16

Entegris, Inc. and Subsidiaries
Reconciliation of GAAP Net Income to Adjusted Operating Income and Adjusted EBITDA
(In thousands)
(Unaudited)

	Three months ended			Nine months ended
	September 30, 2023	October 1, 2022	July 1, 2023	September 30, 2023	October 1, 2022
Net sales	$888,239	$993,828	$901,000	$2,711,635	$2,335,963
Net income (loss)	$33,212	($73,703)	$197,646	$142,692	$151,493
Net income (loss) - as a % of net sales	3.7%	(7.4%)	21.9%	5.3%	6.5%
Adjustments to net income (loss):
Equity in net loss of affiliates	139	—	130	269	—
Income tax (benefit) expense	(2,127)	(7,015)	(16,491)	2,851	30,377
Interest expense, net	75,594	82,755	78,605	239,020	126,962
Other expense, net	10,243	12,852	7,724	13,309	27,373
GAAP - Operating income	117,061	14,889	267,614	398,141	336,205
Operating margin - as a % of net sales	13.2%	1.5%	29.7%	14.7%	14.4%
Goodwill impairment [1]	15,913	—	—	104,785	—
Deal and transaction costs [2]	—	31,867	—	3,001	39,285
Integration costs:
Professional fees [3]	6,756	11,377	13,324	32,068	21,698
Severance costs [4]	(454)	3,996	965	1,873	3,996
Retention costs [5]	45	1,530	362	1,687	1,530
Other costs [6]	3,953	3,859	3,789	10,087	4,949
Contractual and non-cash integration costs:
CMC Retention [7]	—	14,477	—	—	14,477
Stock-based compensation alignment [8]	—	21,584	—	—	21,584
Change in control costs [9]	—	22,350	—	—	22,350
Restructuring costs [10]	1,202	—	—	12,444	—
Loss on sale of business and held for sale assets [11]	—	—	14,937	28,579	—
Charge for fair value write-up of acquired inventory sold [12]	—	61,932	—	—	61,932
Gain on termination of alliance agreement [13]	—	—	(154,754)	(154,754)	—
Amortization of intangible assets [14]	51,239	65,346	54,680	163,493	90,491
Adjusted operating income	195,715	253,207	200,917	601,404	618,497
Adjusted operating margin - as a % of net sales	22.0%	25.5%	22.3%	22.2%	26.5%
Depreciation	39,631	45,203	43,719	130,125	93,489
Adjusted EBITDA	$235,346	$298,410	$244,636	$731,529	$711,986
Adjusted EBITDA - as a % of net sales	26.5%	30.0%	27.2%	27.0%	30.5%
1 Non-cash impairment charges associated with goodwill.
2 Deal and transaction costs associated with CMC Materials acquisition and completed and announced divestitures.
3 Represents professional and vendor fees recorded in connection with services provided by consultants, accountants, lawyers and other third-party service providers to assist us in integrating CMC Materials into our operations.
4 Represent severance charges related to the integration of the CMC Materials acquisition
5 Represents retention charges related directly to the CMC Materials acquisition and completed and announced divestitures, and are not part of our normal, recurring cash operating expenses.
6 Represents other employee related costs and other costs incurred relating to the CMC Materials acquisition and the completed and announced divestitures. These costs arise outside of the ordinary course of our continuing operations.
7Represents non-recurring costs associated with the CMC Materials retention program that was agreed upon and set forth in the definitive acquisition agreement.
8 Represents the non-cash incremental expense associated with adopting retirement vesting obligations on Entegris equity awards, similar to those of CMC Materials equity awards.
Entegris, Inc. - page 12 of 16

9 Relates to the change in control agreements that were in place with management of CMC Materials prior to the acquisition and the associated expense post-acquisition.
10 Restructuring charges resulting from cost saving initiatives.
11 Loss from the sale of QED and held-for-sale assets of EC.
12 Represents the additional cost of goods sold recognized in connection with the step-up of inventory valuation related to the CMC Materials acquisition.
13 Gain on termination of the alliance agreement with MacDermid Enthone.
14 Non-cash amortization expense associated with intangibles acquired in acquisitions.
Entegris, Inc. - page 13 of 16

Entegris, Inc. and Subsidiaries
Reconciliation of GAAP Net Income and Diluted Earnings per Common Share to Non-GAAP Net Income and Diluted Non-GAAP Earnings per Common Share
(In thousands, except per share data)(Unaudited)

	Three months ended			Nine months ended
	September 30, 2023	October 1, 2022	July 1, 2023	September 30, 2023	October 1, 2022
GAAP net income (loss)	$33,212	($73,703)	$197,646	$142,692	$151,493
Adjustments to net income (loss):
Goodwill impairment [1]	15,913	—	—	104,785	—
Deal and transaction costs [2]	—	31,867	—	3,001	39,285
Integration costs:
Professional fees [3]	6,756	11,377	13,324	32,068	21,698
Severance costs [4]	(454)	3,996	965	1,873	3,996
Retention costs [5]	45	1,530	362	1,687	1,530
Other costs [6]	3,953	3,859	3,789	10,087	4,949
Contractual and non-cash integration costs:	—		—	—	—
CMC Retention [7]	—	14,477	—	—	14,477
Stock-based compensation alignment [8]	—	21,584	—	—	21,584
Change in control costs [9]	—	22,350	—	—	22,350
Restructuring costs [10]	1,202	—	—	12,444	—
Loss on extinguishment of debt and modification [11]	4,532	2,235	4,481	12,893	2,235
Loss on sale of business and held for sale assets [12]	—	—	14,937	28,579	—
Gain on termination of alliance agreement [13]	—	—	(154,754)	(154,754)	—
Infineum termination fee, net [14]	—	—	—	(10,877)	—
Charge for fair value write-up of acquired inventory sold [15]	—	61,932	—	—	61,932
Interest expense, net [16]	—	2,397	—	—	29,822
Amortization of intangible assets [17]	51,239	65,346	54,680	163,493	90,491
Tax effect of adjustments to net income and discrete tax items[18]	(12,810)	(41,477)	(35,825)	(46,996)	(56,123)
Non-GAAP net income	$103,588	$127,770	$99,605	$300,975	$409,719

Diluted earnings (loss) per common share	$0.22	($0.50)	$1.31	$0.95	$1.08
Effect of adjustments to net income	$0.46	$1.35	($0.65)	$1.05	$1.83
Diluted non-GAAP earnings per common share	$0.68	$0.85	$0.66	$2.00	$2.91

Diluted weighted averages shares outstanding	151,229	148,570	150,837	150,816	140,892
Effect of adjustment to diluted weighted average shares outstanding	—	1,099	—	—	—
Diluted non-GAAP weighted average shares outstanding	151,229	149,669	150,837	150,816	140,892

1 Non-cash impairment charges associated with goodwill.
2 Deal and transaction costs associated with the CMC Materials acquisition and completed and announced divestitures
3 Represents professional and vendor fees recorded in connection with services provided by consultants, accountants, lawyers and other third-party service providers to assist us in integrating CMC Materials into our operations. These fees arise outside of the ordinary course of our continuing operations.
4 Represent severance charges related to the integration of CMC Materials.
5 Represents retention charges related directly to the CMC Materials acquisition and completed and announced divestitures, and are not part of our normal, recurring cash operating expenses.
6 Represents other employee-related costs and other costs incurred relating to the CMC Materials acquisition and completed and announced divestitures. These costs arise outside of the ordinary course of our continuing operations.
7Represents non-recurring costs associated with the CMC retention program that was agreed upon and set forth in the definitive acquisition agreement.
Entegris, Inc. - page 14 of 16

8Represents the non-cash incremental expense associated with adopting retirement vesting obligations on Entegris equity awards, similar to those of CMC Materials equity awards.
9 Relates to the change in control agreements that were in place with management of CMC Materials prior to the acquisition and the associated expense post-acquisition.
10 Restructuring charges resulting from cost saving initiatives.
11 Non-recurring loss on extinguishment of debt and modification of our Credit Amendment.
12 Loss from the sale of QED and held for sales assets of EC.
13 Gain on termination of the alliance agreement with MacDermid Enthone.
14 Non-recurring gain from the termination fee with Infineum.
15Represents the additional cost of goods sold recognized in connection with the step-up of inventory valuation related to the CMC Materials acquisition.
16 Non-recurring interest costs related to the financing of the CMC Materials acquisition.
17 Non-cash amortization expense associated with intangibles acquired in acquisitions.
18 The tax effect of pre-tax adjustments to net income was calculated using the applicable marginal tax rate for each respective year.
Entegris, Inc. - page 15 of 16

Entegris, Inc. and Subsidiaries
Reconciliation of GAAP Outlook to Non-GAAP Outlook
(In millions, except per share data)
(Unaudited)

Fourth-Quarter Outlook
Reconciliation GAAP Operating Margin to non-GAAP Operating Margin and Adjusted EBITDA Margin	December 31, 2023
Net sales	$770 - $790
GAAP - Operating income	$102 - $114
Operating margin - as a % of net sales	13% - 14%
Deal, transaction and integration costs	5
Amortization of intangible assets	51
Adjusted operating income	$158 - $170
Adjusted operating margin - as a % of net sales	21% - 22%
Depreciation	42
Adjusted EBITDA	$200 - $212
Adjusted EBITDA - as a % of net sales	26% - 27%

Fourth-Quarter Outlook
Reconciliation GAAP net income to non-GAAP net income	December 31, 2023
GAAP net income	$37 - $45
Adjustments to net income:
Deal, transaction and integration costs	5
Amortization of intangible assets	51
Income tax effect	(10)
Non-GAAP net income	$83 - $91

Fourth-Quarter Outlook
Reconciliation GAAP diluted earnings per share to non-GAAP diluted earnings per share	December 31, 2023
Diluted earnings per common share	$0.25 - $0.30
Adjustments to diluted earnings per common share:
Deal, transaction and integration costs	0.03
Amortization of intangible assets	0.34
Income tax effect	(0.07)
Diluted non-GAAP earnings per common share	$0.55 - $0.60

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Entegris, Inc. - page 16 of 16